THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED IN THE UNITED STATES, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 OR RULE 144A UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT, PROVIDED THAT, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE IS FURNISHED TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.

         Series C
         Warrant No. 2                             For the Purchase of 500,000
                                                   Shares of Common Stock

                           WARRANT FOR THE PURCHASE OF
                             SHARES OF COMMON STOCK
                                       OF
                        CONVERGENCE COMMUNICATIONS, INC.
                             (A Nevada corporation)

         Convergence Communications, Inc., a Nevada corporation ("Company"), hereby certifies that TCW/CCI Holding LLC ("Investor"), or its registered assigns of this Warrant ("Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company Five Hundred Thousand (500,000) fully paid and nonassessable shares of common stock (subject to adjustment as set forth in Section 5 below), $.001 par value ("Common Stock"), of the Company at an exercise price determined as set out in Section 2 below, subject to adjustment as set forth in Section 5 below. The shares of Common Stock issuable upon exercise of this Warrant ("Warrant"), and the exercise price hereunder for each of such shares, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Per Share Exercise Price", respectively.

         The issue of this Warrant is one of a series of transactions contemplated to occur under a certain Participation Agreement among the Company, Investor, and certain other parties thereto and dated October 15, 1999 ("Participation Agreement"). Capitalized terms used in this Warrant and not otherwise defined herein shall have the meaning given them in the Participation Agreement.

1.       Exercise.

         (a) This Warrant may be exercised by the Registered Holder, in whole or in part, at any time and from time to time during the period from the date hereof through 5:00 p.m. New York time on October 18, 2003 (the "Exercise Period"), provided that events have occurred that permit the Per Share Exercise Price to be determined as set out in Section 2, by surrendering this Warrant, with the purchase form appended hereto as Exhibit A duly executed by the Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, together with the purchase price for such shares, which may be paid in cash, or in the manner provided for in Section 3, provided, however, that if the Per Share Exercise Price is determined as set out in Section 2(c), then the Warrant shall be deemed to be exercised in its entirety on the last day of the Exercise Period, and within 10 Business Days thereafter or, if later, within five Business Days after the Company's demand therefor, the Registered Holder shall surrender this Warrant, with the purchase form appended hereto as Exhibit A duly executed by the Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, together with the purchase price for such shares, which may be paid in cash, or in the manner provided for in Section 3.

         (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which the Warrant shall have been exercised as provided in subsection 1(a) above. At such time, the Person or Persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(c) below, shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

         (c) As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within 20 calendar days after the Per Share Exercise Price shall have been paid, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or, subject to the terms and conditions hereof, as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

                  (i) a certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 6 hereof; and

                  (ii) in case such exercise is in part only, a new warrant (dated the date hereof) of like tenor, calling in the aggregate on the face thereof for a number of Warrant Shares equal to the number of such shares called for on the face of this Warrant, minus the number of such shares previously issued pursuant to any exercise of the Warrant.

Determination of Exercise Price. The Per Share Exercise Price shall be determined as follows, in each case, subject to adjustment as set out in Section 5:

         (a) If a Realized Valuation Event occurs prior to the last day of the Exercise Period then, if the value per share of the Common Stock as evidenced by the Realized Valuation Event (without taking into consideration the number of shares of Common Stock issuable under this or the other Series C Warrants, but taking into consideration the number of such shares issuable under all other warrants, convertible securities and options then outstanding) (the "Realized Value Before") is an amount that, when discounted to the Going-In Value from the date of the Realized Valuation Event to the Closing Date (based on a 365 day year), yields a return equal to the daily equivalent of 45% per annum or greater, then the Per Share Exercise Price shall be equal to the Realized Value Before. Otherwise, the Per Share Exercise Price shall be determined as provided in
                  Section 2(b).

         (b) If the Realized Value Before is not sufficient to provide the yield as set out in Section 2(a), then the Per Share Exercise Price shall be a price less than the Realized Value Before, which price (the "Lower Price") shall be determined such that:

                  (i) the sum of (A) the number of shares of Common Stock into which all of the Series C Preferred Stock acquired by the Investor at the Closing is convertible multiplied by the value of the Common Stock as evidenced by the Realized Valuation Event (taking into consideration the number of shares of Common Stock issuable under this and all other warrants, convertible securities and options then outstanding) (the "Realized Value After"), plus (B) the number of Warrant Shares multiplied by the difference between the Realized Value After and the Lower Price,

                  (ii) when discounted from the date of the Realized Valuation Event to the Closing Date (based on a 365 day year for the number of days elapsed) to an amount equal to the aggregate purchase price of all the Series C Preferred Stock acquired by the Investor at the Closing, yields a return equal to the daily equivalent of 45% per annum, provided that the Lower Price shall not be greater than the Realized Value After nor less than U.S. $0.01. An example of such a calculation is set out as Schedule 1 to this Warrant.

         (c) If a Realized Valuation Event fails to occur prior to the last day of the Exercise Period, then the Per Share Exercise Price shall be U.S.$0.01.

Cashless Exercise.The  Registered Holder may elect to pay the Per Share Exercise
         Price (a) by surrender to the Company of shares of Common Stock which have been held by the Registered Holder for at least six months, and which have a fair value, on the date of exercise, equal to the Per Share Exercise Price for the number of Warrants exercised, (b) by surrender to the Company of shares of Series C Convertible Preferred Stock with a Realized Value After, determined on an as converted basis, equal to the Per Share Exercise Price for the number of Warrant Shares exercised, (c) by surrender to the Company of this Warrant (as provided in Section 4 below) or (d) by a combination of cash and/or any of the securities described in clauses (b), (c) or (d) of this Section 3.

Conversion Rights. The Registered Holder shall have the right to convert Warrant or any portion thereof (the "Conversion Right") into Warrant Shares as provided in this Section, but only if this Warrant shall otherwise be exercisable hereunder.

         Upon exercise of the Conversion Right with respect to a particular number of Warrant Shares (the "Converted Warrant Shares"), the Company shall deliver to the Registered Holder (without payment by the Registered Holder of any cash or other consideration) a number of Warrant Shares determined as follows:

         (a)      a quotient is obtained by dividing

                  (i) the difference between (A) the Realized Value After (but, if the Conversion Right is exercised after the date on which the Realized Valuation Event occurs, the higher of the Realized Value After and the fair value of the Common Stock as of the date of exercise) and (B) the Per Share Exercise Price, by

                  (ii) the Realized Value After (or, if the Conversion Right is exercised after the date on which the Realized Valuation Event occurs, the higher of the Realized Value After and the fair value of the Common Stock), and

         (b) then the quotient is multiplied by the number of Converted Warrant Shares.

Adjustments. The number and kind of  securities  issuable  upon the  exercise of this Warrant and the Per Share Exercise Price shall be subject to adjustment from time to time in accordance with the following provisions.

         (a)      Certain Definitions.  For purposes of this Warrant:

                  (i) The term "Additional Shares of Common Stock" shall mean all shares of Common Stock issued, or deemed to be issued by the Company pursuant to subsection (e) of this Section 5, after the Subsequent Closing Date, as that term is defined in the Participation Agreement or, if no Subsequent Closing, as defined in the Participation Agreement, takes place, the first date of issuance of this Warrant (the "Original Issue Date") except:

                           (A) issuances of Common Stock, convertible Securities and/or Options to officers, employees, consultants or directors; provided that such issuances pursuant to this clause (A) in the aggregate do not exceed more than 10% of the shares of Common Stock outstanding, as determined on a fully-diluted basis (the "Management Securities"); and

                           (B) issuances of Common Stock, Convertible Securities, warrants and/or Options granted or approved to be granted by the Board on or prior to the Original Issue Date.

                  (ii) The term "Common Stock" shall mean (A) the Common Stock and (B) the stock of the Company of any class, or series within a class, whether now or hereafter authorized, which has the right to participate in the distribution of either earnings or assets of the Company without limit as to the amount or percentage.

                  (iii) The term "Convertible Securities" shall mean any evidence of indebtedness, shares or other securities (other than the Series C Warrants, the FundElec/Internexus Warrants and the Series C Shares) convertible into or exercisable or exchangeable for Common Stock.

                  (iv) The term "Options" shall mean any and all rights, options or warrants (other than the Management Securities, the Series C Warrants, the FondElec/Internexus Warrants and the Series C Shares) to subscribe for, purchase or otherwise in any manner acquire Common Stock or Convertible Securities.

         (b) Merger or Subdivision or Combination of Shares. In the event of a merger or consolidation to which the Company is a party prior to a given exercise of this Warrant, the securities issuable upon the exercise of this Warrant shall, after such merger or consolidation, be exercisable into such kind and number of shares of stock and/or other securities, cash or other property which the Registered Holder would have been entitled to receive if the Registered Holder had exercised this Warrant prior to such consolidation or merger. If outstanding shares of Common Stock are subdivided, or a record is taken of the holders of Common Stock for the purpose of so subdividing, prior to a given exercise of this Warrant, the Per Share Exercise Price applicable to the shares issuable upon such exercise shall be reduced proportionately and the number of shares issuable pursuant to this Warrant shall be proportionately increased. If outstanding shares of Common Stock are combined, or a record is taken of the holders of Common Stock for the purpose of so combining, prior to a given exercise of this Warrant, the Per Share Exercise Price applicable to the shares issuable upon such exercise shall be increased proportionately and the number of shares issuable pursuant to this Warrant shall be proportionately decreased.

         (c) Stock Dividends. If shares of Common Stock are issued as a dividend or other distribution on the Common Stock (or such dividend or distribution is declared or a record is taken of the holders of Common Stock for the purpose of receiving such dividend or distribution), prior to a given exercise of this Warrant, the Per Share Exercise Price applicable to the Warrant Shares issuable upon such exercise shall be adjusted to an amount determined by multiplying the Per Share Exercise Price otherwise applicable by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the declaration or payment of such dividend or other distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after the declaration or payment of such dividend or other distribution and the number of Warrant Shares issuable pursuant to this Warrant shall be adjusted to a number determined by multiplying the number of Warrant Shares by the inverse of that fraction. In the event that the Company shall declare or pay any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

         (d) Issuance of Additional Shares of Common Stock. If the Company issues any Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to subsection (e) below) prior to a given exercise of this Warrant (other than as provided in the foregoing subsections
                  (b) and (c)), for no consideration or for a consideration per share less than the Per Share Exercise Price otherwise applicable to the shares issuable upon such exercise, the Per Share Exercise Price shall be reduced to a price equal to the price at which the Additional Shares of Common Stock were issued.

         (e) Deemed Issue of Additional Shares of Common Stock. If the Company at any time or from time to time after the date hereof issues any Convertible Securities or Options or fixes a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options, or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue of Options or Convertible Securities or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                  (i) no further adjustments in the Per Share Exercise Price shall be made by reason of the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or the issue of Common Stock upon the conversion or exchange of such Convertible Securities; and

                  (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Per Share Exercise Price computed taking into account the original issuance of such Options or Convertible Securities (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, by reason of any such increase or decrease becoming effective, shall be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the Per Share Exercise Price shall affect Common Stock previously issued upon exercise of this Warrant).

         (f) Determination of Consideration. For purposes of this Section 5, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                  (i)      Cash and Property.  Such consideration shall:

                           (A) insofar as it consists of cash, be the aggregate amount of cash received by the Company; and

                           (B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of the issue, as determined in good faith by the vote of a majority of the Board, or if the Board cannot reach such agreement, by a qualified independent public accounting firm, other than the accounting firm then engaged as the Company's independent auditors.

                  (ii) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to subsection (e) above, relating to Options and Convertible Securities, shall be determined by dividing:

                           (A) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                           (B) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

         (g) Other Provisions Applicable to Adjustment Under this Section. The following provisions shall be applicable to the adjustments in Per Share Exercise Price as provided in this
                  Section 5:

                  (i) Treasury Shares. The number of shares of Common Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Company.

                  (ii) Other Action Affecting Common Stock. If the Company shall take any action affecting the outstanding number of shares of Common Stock other than an action described in any of the foregoing subsections 5(b) through 5(e) hereof, inclusive, which would have an inequitable effect on the holders of this Warrant, then the Per Share Exercise Price shall be adjusted in such manner and at such time as the Board on the advice of the Company's independent public accountants may in good faith determine to be equitable in the circumstances.

                  (iii) Minimum Adjustment. No adjustment of the Per Share Exercise Price shall be made if the amount of any such adjustment would be an amount less than one percent (1%) of the Per Share Exercise Price then in effect, but any such amount shall be carried forward and an adjustment in respect thereof shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate an increase or decrease of one percent (1%) or more.

                  (iv) Certain Adjustments. The Per Share Exercise Price shall not be adjusted upward except in the event of a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock or in the event of a readjustment of the Per Share Exercise Price.

         (h) Adjustment to Lowest Price. The Company acknowledges and agrees that the foregoing provisions of this Section 5 may require adjustments to be made in response to various circumstances, which adjustments may result in varying calculations of the Per Share Exercise Price, and that, notwithstanding any of such foregoing provisions, the Per Share Exercise Price applicable upon a given exercise of this Warrant shall, in any case, be the lowest of the amounts so calculable up to the date of exercise.

         (i) Notices of Adjustments. Whenever the Per Share Exercise Price is adjusted as herein provided, an officer of the Company shall compute the adjusted Per Share Exercise Price in accordance with the foregoing provisions and shall prepare a written certificate setting forth such adjusted Per Share Exercise Price and showing in detail the facts upon which such adjustment is based, and such written instrument shall promptly be delivered to the recordholders of this Warrant.

Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the mean between the low bid and high asked prices for the Warrant Shares on the over-the-counter market as reported by the National Association of Securities Dealers, Inc. or the closing market price of the Warrant Shares on a national securities exchange on the trading day immediately prior to the date of exercise, whichever is applicable, or if neither is applicable, then on the basis of the then fair market value of a Warrant Share as shall be reasonably determined by the Board.

Limitation on Sales, etc. The Registered  Holder  acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and agrees, except as specified in the proviso hereto, not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise in the absence of (a) an effective registration statement under the Act as to this Warrant or the Warrant Shares issued upon its exercise or both, as the case may be, and registration or qualification of this Warrant or such Warrant Shares under any applicable Blue Sky or state securities law then in effect, or (b) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required; provided that the Registered Holder may transfer this Warrant at any time to any of its affiliates.

         Without limiting the generality of the foregoing, unless the offering and sale of the Warrant Shares to be issued upon the exercise of the Warrant shall have been effectively registered under the Act and unless the sale is to an affiliate of the Registered Holder, the Company shall be under no obligation to issue the shares covered by such exercise unless and until the Registered Holder shall have executed an investment letter in form and substance reasonably satisfactory to the Company, including a warranty at the time of such exercise that it is acquiring such shares for its own account, for investment and not with a view to, or for sale in connection with, the distribution of any such shares, in which event a legend in substantially the following form shall be endorsed upon the certificate(s) representing the Warrant Shares issued pursuant to such exercise:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or pursuant to the securities or "Blue Sky" laws of any state. Such securities may not be offered, sold, transferred, pledged, hypothecated or otherwise assigned, except pursuant to (i) a registration statement with respect to such securities which is effective under such Act, (ii) Rule 144 or Rule 144A under such Act, or (iii) any other exemption from registration under such Act, provided that, if requested by the Company, an opinion of counsel reasonably satisfactory in form and substance is furnished to the Company that an exemption from the registration requirements of such Act is available.

Valid Issuance; Reservation of Stock. All shares of Common Stock issuable upon the exercise of this Warrant shall, upon issuance by the Company, be validly issued, fully paid and nonassessable, free from preemptive rights and free from all taxes, liens or charges with respect thereto created or imposed by the Company. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant and shall, if required to effect the purposes of this Warrant, use its best efforts to cause the authorization of additional capital stock of the Company through the amendment of the Company's articles of incorporation or otherwise.

Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

Transfers, etc. The Registered Holder acknowledges and agrees that this Warrant and its underlying securities are subject to certain restrictions on transfer set forth in the CCI Shareholders' Agreement, as that term is defined in the Participation Agreement, and that any transfer of this Warrant shall be subject to the Registered Holder's compliance with such transfer restrictions. The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Warrant on the part of any other person; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

Registration Rights.  This Warrant shall entitle the  Registered  Holder of this
         Warrant to the registration, holdback, piggyback and other rights set forth in the Amended and Restated Registration Rights Agreement dated as of the date hereof by and among the Holder, certain other Persons, and the Company, by which the Registered Holder agrees to be bound.

Mailing of Notices, etc. All notices and other communications from the Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, sent by reputable overnight delivery or by facsimile to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, sent by reputable overnight delivery or by facsimile (801-532-6060) to the Company at its offices at 102 West 500 South, Suite 320, Salt Lake City, Utah 84101, to the attention of President, or such other address, or to the attention of such other officer, as the Company shall so notify the Registered Holder.

No Rights as Stockholders. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against whom enforcement of the change or waiver is sought.

Headings.The headings of this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

Governing Law. This Warrant will be governed by and construed in accordance with the law of the State of New York including Section 5-1401 of the New York General Obligations Law. All disputes arising under or relation to this Warrant shall first be subject to conciliation in accordance with the Rules of Conciliation of the International Chamber of Commerce and, failing conciliation, be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with said Rules. The place of arbitration shall be New York, New York. The language of the arbitration shall be English. In the event any dispute under the Participation Agreement relates in any way to the validity, performance or interpretation of this Warrant and an arbitral tribunal is constituted pursuant to Section 11(n) of the Participation Agreement, all parties to any dispute hereunder agree (i) to be joined to the procedures initiated pursuant to Section 11(n) of the Participation Agreement; (ii) to have any proceedings initiated hereunder consolidated with proceedings initiated pursuant to Section 11(n) of the Participation Agreement and (iii) to be bound by any ruling of the arbitral tribunal constituted pursuant to Section 11(n) of the Participation Agreement or any interim or final award thereof. Submission of disputes to arbitration pursuant to the Rules of Arbitration of the International Chamber of Commerce, in consolidation with any disputes submitted to arbitration pursuant to Section 11(n) of the Participation Agreement as provided above, shall be the sole method of resolving disputes between the Parties hereto. Judgment upon an arbitration award may be entered in any court having jurisdiction.




Dated: October 18, 1999             CONVERGENCE COMMUNICATIONS, INC.


                                            By:   /s/ Troy D'Ambrosio
                                                --------------------------------
                                                 Name:
                                                 Title:

                                    EXHIBIT A

                                  PURCHASE FORM


To:      Convergence Communications, Inc.
         102 West 500 South
         Suite 320
         Salt Lake City, Utah 84101


                                                                    Dated:

         In accordance with the provisions set forth in the attached Warrant, the undersigned hereby irrevocably elects to purchase _________ shares of the Common Stock covered by such Warrant and herewith makes payment therefor in full at the price per share provided for in such Warrant.

         The undersigned has had the opportunity to ask questions of and receive answers from the officers of the Company regarding the affairs of the Company and related matters, and has had the opportunity to obtain additional information necessary to verify the accuracy of all information so obtained.

         The undersigned understands that the shares have not been registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction, and hereby represents to the Company that the undersigned is acquiring the shares for its own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such shares.


                                    Signature

                                     Address